VIEMED ACCELERATES GROWTH
THROUGH ACQUISITION OF TENNESSEE BASED HOME MEDICAL PRODUCTS, INC.

Lafayette, Louisiana (April 18, 2023) Viemed Healthcare, Inc. (the “Company” or “Viemed”) (NASDAQ:VMD and TSX:VMD.TO), a national leader in respiratory care and technology-enabled home medical equipment services, announced that it has entered into a definitive agreement to acquire Tennessee based Home Medical Products, Inc. (“HMP”), a large regional provider of respiratory focused home medical solutions.

“We are incredibly excited to complement our strong history of organic growth by combining great teams through accretive transactions” said Viemed Chief Executive Officer Casey Hoyt. “The purchase of HMP will launch our acquisition growth initiatives with a stellar organization that has an extraordinary reputation with patients, payors, and physicians. Above all, the team at HMP shares our same driving passion for innovative patient-focused care.”

Home Medical Products, Inc. was founded in September 2004 seeking to offer residents of local communities quality solutions for medical equipment in the home – solutions that would help people live life better. HMP has expanded its programs and services to partner more effectively with physicians, hospitals, and other healthcare partners in order to facilitate quality care plans for patients in their homes that lead to innovative solutions and improved health outcomes. The organization currently manages numerous medical equipment offices throughout Tennessee and in Alabama and Mississippi. Founder David Steele, Chief Executive Officer Jason Shiflet, and the HMP team are expected to join Viemed upon the completion of the transaction.

“We are exceptionally proud of the work that we have done to build HMP into the patient-centered organization that it is today” said Steele. “We are now thrilled to become part of the Viemed family, allowing even greater expansion of care. We have a tremendous amount of respect for the management team and culture at Viemed and we are very excited to leverage the talent and resources of the combined companies.”

In 2022, HMP generated net revenues of approximately $28 million and HMP Adjusted EBITDA of approximately $6.8 million. See “Non-GAAP Financial Measures” for a discussion of HMP Adjusted EBITDA. The transaction is expected to close in June 2023 with a purchase price of approximately $31.75 million, adjusted for net working capital and other customary closing adjustments. Viemed expects to fund the acquisition through a combination of cash on hand and borrowings from its existing undrawn credit facilities.

ABOUT VIEMED HEALTHCARE, INC.

Viemed is a provider of in-home medical equipment and post-acute respiratory healthcare services in the United States. Viemed’s service offerings are focused on effective in-home treatment with clinical practitioners providing therapy and counseling to patients in their homes using cutting-edge technology. Visit our website at www.viemed.com.

For further information, please contact:

Glen Akselrod
Bristol Capital
905-326-1888
glen@bristolir.com

Todd Zehnder
Chief Operating Officer
Viemed Healthcare, Inc.
337-504-3802
investorinfo@viemed.com

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 or “forward-looking information” as such term is defined in applicable Canadian securities legislation (collectively, “forward-looking statements”). Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “potential”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, or “projects”, or the negatives thereof or variations of such words and phrases or statements that certain actions, events or results “will”, “should”, “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” or the negative of these terms or comparable terminology. All statements other than statements of historical fact, including those that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance, including the Company’s expectations about its pending acquisition of Home Medical Products, Inc., such as expected purchase price, closing date, funding sources, and anticipated synergies and other benefits, as well as future expected inorganic growth strategies. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions. Many factors could cause the actual results, performance or achievements that may be expressed or implied by such forward-looking statements to vary from those described herein should one or more of these risks or uncertainties materialize. These factors include, without limitation: the general business, market and economic conditions in the regions in which the Company operates; the impact of the COVID-19 pandemic and the actions taken by governmental authorities, individuals and companies in response to the pandemic on our business, financial condition and results of operations, including on the Company's patient base, revenues, employees, and equipment and supplies; significant capital requirements and operating risks that the Company may be subject to; the ability of the Company to implement business strategies and pursue business opportunities; volatility in the market price of the Company's common shares; the Company’s novel business model; the state of the capital markets; the availability of funds and resources to pursue operations; reductions in reimbursement rates and audits of reimbursement claims by various governmental and private payor entities; dependence on few payors; possible new drug discoveries; dependence on key suppliers; granting of permits and licenses in a highly regulated business; competition; disruptions in or attacks (including cyber-attacks) on the Company's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which the Company is exposed; difficulty integrating newly acquired businesses; the impact of new and changes to, or application of, current laws and regulations; the overall difficult litigation and regulatory environment; increased competition; increased funding costs and market volatility due to market illiquidity and competition for funding; critical accounting estimates and changes to accounting standards, policies, and methods used by the Company; the Company’s status as an emerging growth company and a smaller reporting company; and the occurrence of natural and unnatural catastrophic events or health epidemics or concerns, such as the COVID-19 pandemic, and claims resulting from such events or concerns; as well as those risk factors discussed or referred to in the Company’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K, and with the securities regulatory authorities in certain provinces of Canada available at www.sedar.com. Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking statements prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking statements are expressly qualified in their entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking statements. The forward-looking statements included in this press release are made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking statements, other than as required by applicable law.

Non-GAAP Financial Measures

This press release refers to “HMP Adjusted EBITDA” which is a non-GAAP financial measure that does not have a standardized meaning prescribed by U.S. GAAP. The Company's presentation of HMP Adjusted EBITDA may not be comparable to similarly titled measures used by other companies and includes adjustments that have not been previously made in connection with the Company’s historical presentation of Adjusted EBITDA. HMP Adjusted EBITDA is defined as net income (loss) before interest expense, income tax expense (benefit), depreciation and amortization, and other adjustments, including adjustments relating to the proposed acquisition of HMP. Company management believes HMP Adjusted EBITDA provides helpful information to analyze HMP’s operating performance, including a view of HMP’s business that is not dependent on the impact of HMP’s capitalization structure and the exclusion of items that are not part of HMP’s recurring operations, including the impacts of the Company’s proposed acquisition of HMP. Accordingly, Company management believes that HMP Adjusted EBITDA provides useful information in understanding and evaluating HMP’s historical operating performance in the same manner as it analyzes the Company’s operating performance.